FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        Variable Annuity-1 Series Account
                            Annual Report Form N-30D
                         File Nos. 333-25289, 811-08183

The information required to be contained in this report for the period ending December 31, 1997 includes the attached letter to contract holders and the following previously filed annual reports for the underlying funds of the above-referenced Registrant which incorporated herein by reference:

Dear Valued Contract Owner:

        We are pleased to provide you with this annual report for the fiscal year ending December 31, 1997, for the funds which serve as the underlying investments for the Schwab Variable AnnuityTM issued by First Great-West Life & Annuity Insurance Company.

Understanding Your Annual Report

        This annual report contains performance information, financial statements, notes and highlights and other pertinent data for each of the funds available in the variable annuity. You also will find, from each fund manager, a discussion of their fund's performance relative to the financial markets and economic conditions. The performance figures quoted are for the underlying funds, therefore, they do not reflect fees and charges associated with the Schwab Variable AnnuityTM.

        Please note that we have included all of the funds available through the variable annuity, although you may not have amounts allocated to each of these funds at this time.

Economic Overview

        To help put the year in perspective as you read your annual report, First Great-West would like to provide you with the following brief economic overview for the year ending December 31, 1997:
        The bull market in stocks raged on Wall Street  again  during 1997.  The total return on the Standard & Poor's 500 (S&P 500) stock index was approximately 33%, bringing the three year total return to an unprecedented 123% gain for the index. As has been the case over the past several years, the large capitalization sector of the market outperformed the small cap sector. The return on the Standard & Poor's Small Cap 600 (S&P 600) stock index trailed that of the S&P 500 by 725 basis points (7 1/4 percentage points) during the year. Stocks climbed steadily through the first eight months of the year, while moving in a sideways pattern for the remainder of the year. The market began to re-evaluate the U.S. economy in light of the development of economic and currency crises in most of Asia.

        Continued strong economic growth in the U.S., accompanied by low and declining inflation spurred continued declines in interest rates over the course of the year. The only sector of the yield curve which did not participate in the rate rally was the short end. Here, the Federal Reserve kept rates steady for most of the year, after a small 25 basis point (1/4 percentage point) hike in the fed funds rate early in the year.

        The most potent challenge to the case for economic and potential market growth in the United States arose with the previously mentioned Asian economic situation. Massive currency devaluation across most of Asia put downward pressure on prices around the globe. While this may be positive from an interest rate perspective, it may slow growth in the U.S. and place pressure on corporate earnings. If this occurs, the stock market's three-year string of unprecedented returns may be at risk of being broken in 1998.

        While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

        The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. For intermediate investment time frames, short-term market volatility may have more of an impact on investments and if your time horizon is less than a year, you may wish to consider options which seek income and maintain a relatively stable share price.

        If you have any questions or comments about your variable annuity, including the information contained in this annual report, please contact your investment advisor or call the Schwab Annuity Service Center toll-free at 800/838-0650.

        We appreciate your business and are committed to satisfying your financial service needs. Please let us know how we can better serve you.

Sincerely,

/s/ Robert K. Shaw

Robert K. Shaw
Vice President
Financial Services


This material must be preceded or accompanied by a current prospectus for the Schwab Variable AnnuityTM.

Alger American Fund
File No. 811-05550
Form N-30D
Filed via EDGAR and accepted on February 23, 1998
Accession No. 0000930413-98-000136.

American Century Variable Portfolios, Inc.
File No. 811-05188
Form N-30D
Filed via EDGAR and accepted on February 19, 1998
Accession No. 0000814680-98-000004.

Berger IPT-Small Company Fund
File No. 811-07367
Form N-30D
Filed via EDGAR and accepted on February 26, 1998
Accession No. 0000950109-98-001403.

Federated Insurance Series
File No. 811-08042
Form N-30D
Filed via EDGAR and accepted on February 20, 1998
Accession No. 0000912577-98-000002.

INVESCO Variable Investment Funds, Inc.
File No. 811-08038
Form N-30D
Filed via EDGAR and accepted on February 25, 1998
Accession No. 0000912744-98-000003.

Janus Aspen Series
File No. 811-07736
Form N-30D
Filed via EDGAR and accepted on February 27, 1998
Accession No. 0001012709-98-000065.

Lexington Emerging Markets Fund, Inc.
File No. 811-08250
Form N-30D
Filed via EDGAR and accepted on February 27, 1998
Accession No. 0000201196-98-000036.

Montgomery Variable Series:  International Small Cap Fund
File No. 811-08782
Form N-30D
Filed via EDGAR and accepted on February 24, 1998
Accession No. 0000929624-98-000402.

Montgomery Variable Series:  Growth Fund
File No. 811-08782
Form N-30D
Filed via EDGAR and accepted on February 17, 1998
Accession No. 0000929624-98-000388.

SAFECO Resource Series Trust
File No. 811-04717
Form N-30D
Filed via EDGAR and accepted on February 20, 1998
Accession No. 0001047469-98-007136.

Schwab Annuity Portfolios
File No. 811-08314
Form N-30D
Filed via EDGAR and accepted on February 27, 1998
Accession No. 0000927356-98-000244.

Stein Roe Variable Investment Trust
File No. 811-05199
Form N-30D
Filed via EDGAR and accepted on February 27, 1998
Accession No. 0000891804-98-000300.

Strong Variable Insurance Funds, Inc.
File No. 811-06553
Form N-30D
Filed via EDGAR and accepted on February 27, 1998
Accession No. 0000883644-98-000007.

Van Eck Worldwide Insurance Trust
File No. 811-004297
Form N-30D
Filed via EDGAR and accepted on February 25, 1998
Accession No. 0000950123-98-001953.

Van Kampen American Capital Life Insurance Trust
File No. 811-04424
Form N-30D
Filed via EDGAR and accepted on February 25, 1998
Accession No. 0000950131-98-001349.